Statement of Changes in Net Assets Available for Benefits - EBP 224 $ in Thousands	12 Months Ended
Dec. 31, 2025 USD ($)
Contributions:
Participants	$ 7,985
Employer	2,854
Rollovers	669
Total contributions	11,508
Interest income on notes receivable from participants	170
Investment income (loss):
Net appreciation (depreciation) in fair value of investments	6,752
Net appreciation (depreciation) in Plan interest in Master Trust (Note 3)	1,914
Dividend income	5,184
Total net investment income (loss)	13,850
Total additions	25,528
Deductions:
Benefits paid to participants	12,324
Administrative expenses	222
Total deductions	12,546
Net increase (decrease)	12,982
Net transfers in (out) due to employee classification change (Note 1)	(1,515)
Net assets available for benefits at beginning of year	82,497
Net assets available for benefits at end of year	$ 93,964